Exhibit 99.2

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

UNAUDITED

	June 30,
	2009	2008
ASSETS
Cash and due from banks	$3,441	$4,214
Federal funds sold	4,965	12,050

Total cash and cash equivalents	8,406	16,264
Time deposits in financial institutions	—	1,980

Investment securities:
Trading	5,445	—
Available for sale	265,807	209,119
Held to maturity	350,898	300,895
Stock of the Federal Home Loan Bank, at cost	18,848	19,395
Loans—net of allowance for loan losses of $4,754 in 2009; $2,710 in 2008	615,463	631,413
Loans held for sale	3,190	—
Accrued interest receivable	5,868	5,740
Furniture, equipment and software—net	436	391
Deferred income tax	3,214	918
Cash surrender value of life insurance	4,730	4,547
Other assets	19,903	3,583

TOTAL	$1,302,208	$1,194,245

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$3,509	$5,509
Interest bearing	645,015	565,195

Total deposits	648,524	570,704
Securities sold under agreements to repurchase	130,000	130,000
Advances from the Federal Home Loan Bank	262,984	398,966
Federal Reserve Discount Window and other borrowings	165,155	5,155
Accrued interest payable	2,108	2,366
Accounts payable and accrued liabilities	4,498	3,972

Total liabilities	1,213,269	1,111,163

STOCKHOLDERS’ EQUITY:
Preferred stock—1,000,000 shares authorized;
Series A—$10,000 stated value; 515 (2009) and 515 (2008) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value; 4,790 (2009) and 3,750 (2008) shares issued and outstanding	4,767	3,750
Common stock—$0.01 par value; 25,000,000 shares authorized;
8,706,075 shares issued and 8,082,768 shares outstanding (2009);
8,627,840 shares issued and 8,299,563 shares outstanding (2008);	87	86
Additional paid-in capital	61,320	60,684
Accumulated other comprehensive income—net of tax	1,926	1,017
Retained earnings	19,365	14,975
Treasury stock	(3,589)	(2,493)

Total stockholders’ equity	88,939	83,082

TOTAL	$1,302,208	$1,194,245

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except earnings per share)

UNAUDITED

	Three Months		Year Ended
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$10,641	$9,719	$41,782	$33,499
Investments	9,912	8,815	35,996	29,802

Total interest and dividend income	20,553	18,534	77,778	63,301

INTEREST EXPENSE:
Deposits	5,337	6,675	23,983	28,358
Advances from the Federal Home Loan Bank	2,358	3,429	11,385	11,417
Other borrowings	1,555	1,463	6,051	5,506

Total interest expense	9,250	11,567	41,419	45,281

Net interest income	11,303	6,967	36,359	18,020
Provision for loan losses	1,900	1,122	4,730	2,226

Net interest income, after provision for loan losses	9,403	5,845	31,629	15,794

NON-INTEREST INCOME:
Prepayment penalty fee income	14	57	64	287
Mortgage banking income	798	—	1,381	2
Gain (loss) on securities	(4)	(596)	(8,595)	711
Banking service fees and other income	115	114	463	379

Total non-interest income	923	(425)	(6,687)	1,379

NON-INTEREST EXPENSE:

Salaries, employee benefits and stock-based compensation	1,603	1,388	5,579	5,426
Professional services	439	189	1,419	654
Occupancy and equipment	117	95	442	373
Data processing and internet	216	179	796	656
Advertising and promotional	106	45	560	750
Depreciation and amortization	46	40	171	132
FDIC and OTS regulatory fees	1,025	154	1,658	744
Other general and administrative	667	374	2,269	1,427

Total non-interest expense	4,219	2,464	12,894	10,162

INCOME BEFORE INCOME TAXES	6,107	2,956	12,048	7,011
INCOME TAXES	2,503	1,176	4,906	2,815

NET INCOME	$3,604	$1,780	$7,142	$4,196

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$3,431	$1,700	$6,453	$3,884

Basic earnings per share	$0.43	$0.21	$0.79	$0.47
Diluted earnings per share	$0.41	$0.20	$0.78	$0.46

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Dollars in thousands)

UNAUDITED

	Convertible Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Compre- hensive Income Net of Income Tax	Treasury Stock	Compre- hensive Income	Total
			Number of Shares			Amount
	Shares	Amount	Issued	Treasury	Outstanding
BALANCE—June 30, 2008	4,265	$8,813	8,627,840	(328,277)	8,299,563	$86	$60,684	$14,975	$1,017	$(2,493)		$83,082

Comprehensive income:
Net income	—	—	—	—	—	—	—	7,142	—	—	$7,142	7,142
Net unrealized gain from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	909	—	909	909
Total comprehensive income											$8,051

Cash dividends on convertible preferred stock	—	—	—	—	—	—	—	(690)	—	—		(690)
Issuance of convertible preferred stock	1,040	1,017	—	—	—	—	—	—	—	—		1,017
Convert preferred stock to common stock	—	—	—	—	—	1	—	—	—	(102)		(101)
Stock-based compensation expense	—	—	—	—	—	—	651	—	—	—		651
Restricted stock grants	—	—	50,300	(13,741)	36,559	—	—	—	—	(12)		(12)
Purchase of Treasury Stock	—	—	—	(276,200)	(276,200)	—	—	—	—	(982)		(982)
Cumulative effect of the adoption of SFAS 159	—	—	—	—	—	—	—	(2,062)	—	—		(2,062)
Stock option exercises and tax benefits of equity compensation	—	—	27,935	(5,089)	22,846	—	(15)	—	—	—		(15)

BALANCE—June 30, 2009	5,305	$9,830	8,706,075	(623,307)	8,082,768	$87	$61,320	$19,365	$1,926	$(3,589)		$88,939

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

UNAUDITED

	Year Ended June 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,142	$4,196
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization (accretion) of premiums (discounts) on securities	(13,741)	(1,845)
Amortization (accretion) of premiums (discounts) on deferred loan fees	(1,906)	1,942
Amortization of borrowing costs	18	74
Stock-based compensation expense	651	776
Net (gain) loss on sale of investment securities	5,102	(1,711)
Valuation loss on financial instruments carried at fair value	2,055	—
Impairment charge on securities held to maturity	1,454	—
Impairment charge on preferred stock	—	1,000
Provision for loan losses	4,730	2,226
Deferred income taxes	(1,459)	(1,741)
Origination of loans held for sale	(83,741)	(516)
Gain on sales of loans held for sale	(1,381)	(2)
Proceeds from sale of loans held for sale	81,932	518
Depreciation and amortization	171	132
Stock dividends from the Federal Home Loan Bank	(464)	(697)
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(128)	273
Other assets	(7,541)	2,506
Accrued interest payable	(258)	(346)
Accounts payable and accrued liabilities	(2,782)	2,598

Net cash provided by (used in) operating activities	(10,146)	9,383

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities and time deposits	(310,559)	(496,351)
Proceeds from sale of mortgage-backed securities	90,195	212,329
Proceeds from repayment of available for sale securities	113,346	147,776
Purchase of stock of the Federal Home Loan Bank	(2,068)	(6,258)
Proceeds from redemption of stock of Federal Home Loan Bank	3,079	219
Origination of loans	(33,170)	(64,888)
Proceeds from sales of repossessed assets	3,124	—
Purchases of loans, net of discounts and premiums	(57,410)	(205,067)
Principal repayments on loans	94,744	141,796
Purchases of furniture, equipment and software	(216)	(281)

Net cash used in investing activities	(98,935)	(270,725)

(Continued)

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

UNAUDITED

	Year Ended June 30,
	2009	2008
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$77,820	$22,755
Proceeds from the Federal Home Loan Bank advances	113,000	257,000
Repayment of the Federal Home Loan Bank advances	(249,000)	(85,400)
Proceeds from repurchase agreements	—	40,000
Proceeds from borrowing at the Fed Discount Window	205,000	—
Repayment of borrowing at the Fed Discount Window	(45,000)	—
Purchase of treasury stock	(1,006)	—
Proceeds from exercise of common stock options	1	91
Proceeds from issuance of convertible preferred stock—Series B	1,017	3,750
Tax benefit from exercise of common stock options	(15)	14
Cash dividends on preferred stock	(594)	(312)

Net cash provided by financing activities	101,223	237,898

NET CHANGE IN CASH AND CASH EQUIVALENTS	(7,858)	(23,444)

CASH AND CASH EQUIVALENTS—Beginning of year	16,264	39,708

CASH AND CASH EQUIVALENTS—End of year	$8,406	$16,264

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$41,660	$45,552

Income taxes paid	$6,737	$2,675

Transfers to other real estate	$8,962	$484

Adoption of fair value: securities transferred from HTM to trading	$11,055	$—

Preferred stock dividends declared but not paid	$96	$—

LOANS

The following table sets forth the composition of the portfolio of loans held for investment at June 30:

UNAUDITED

	2009		2008
	(Dollars in thousands)
	Amount	Percent	Amount	Percent
Mortgage loans on real estate:
Residential single family (one to four units)	$165,405	26.3%	$165,473	26.2%
Home equity	32,345	5.1%	41,977	6.6%
Residential multifamily (five units or more)	326,938	52.0%	330,778	52.2%
Commercial and land	30,002	4.8%	33,731	5.3%
Consumer—Recreational vehicle	50,056	8.0%	56,968	9.0%
Other	23,872	3.8%	4,439	0.7%

Total	628,618	100%	633,366	100%

Allowance for loan losses	(4,754)		(2,710)
Unamortized premiums, unaccreted (discount)	(8,401)		757

	$615,463		$631,413

INVESTMENT SECURITIES

The amortized cost, carrying amount and fair value for the major categories of investment securities available for sale, held to maturity and trading at June 30, 2009 and 2008 were:

UNAUDITED

	Available for sale		Held to maturity		Trading
	Amortized Cost	Fair Value	Carrying Amount	Fair Value	Fair Value
	( In thousands )

	June 30, 2009
Mortgage-backed securities (RMBS) :
U.S. agencies [1]	$79,579	$81,047	$18,928	$19,461	$—
Non-agency [2]	111,620	125,759	331,970	325,151	—

Total mortgage-backed securities	191,199	206,806	350,898	344,612	—

Other debt securities:
U.S. agencies [1]	59,018	59,001	—	—	—
Non-agency [3]	—	—	—	—	5,445

Total other debt securities	59,018	59,001	—	—	5,445

Total debt securities	$250,217	$265,807	$350,898	$344,612	$5,445

	June 30, 2008
Mortgage-backed securities (RMBS):
U.S. agencies	$198,347	$200,047	$21,529	$21,783
Non-agency	—	—	258,328	265,238

Total mortgage-backed securities	198,347	200,047	279,857	287,021

Other debt securities:
U.S. agencies	—	—	9,983	10,032
Non-agency [3]	—	—	11,055	7,551

Total other debt securities	—	—	21,038	17,583

Total debt securities	198,347	200,047	300,895	304,604

Equity securities:
U.S. agency preferred	9,072	9,072	—	—

Total investment securities	$207,419	$209,119	$300,895	$304,604

(1)	U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
(2)	Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities rated AAA by at least one rating agency and secured by prime, Alt A or pay-option ARM mortgages.
(3)	Collateralized debt obligations secured by pools of bank trust preferred. At June 30, 2008 the securities were included in held to maturity and transferred to trading on July 1, 2008 upon adoption of SFAS 159.

DEPOSITS

Deposit accounts are summarized as follows at June 30:

UNAUDITED

	2009		2008
	(Dollars in thousands)
	Amount	Rate*	Amount	Rate*
Non-interest bearing	$3,509	0.00%	$5,509	0.00%
Interest bearing:
Demand	59,151	1.22%	61,616	3.22%
Savings	192,781	1.94%	56,202	3.38%

Time deposits:
Under $100	191,021	4.39%	268,747	4.84%
$100 or more	202,062	3.85%	178,630	4.91%

Total time deposits	393,083	4.11%	447,377	4.87%

Total interest bearing	645,015	3.20%	565,195	4.54%

Total deposits	$648,524	3.18%	$570,704	4.50%

*	Based on weighted-average stated interest rates at period end.

The following table sets forth the number of deposit accounts by type at the date indicated:

	At June 30,
	2009	2008	2007
Checking and savings accounts	10,685	9,415	8,315
Time deposits	12,757	15,490	17,502

Total number of deposit accounts	23,442	24,905	25,817

Average Balances, Net Interest Income, Yields Earned and Rates Paid

The following tables present information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months and twelve months ended June 30, 2009 and 2008:

UNAUDITED

	For the Three Months Ended June 30,
	2009			2008
	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]
	(Dollars in thousands)
Assets
Loans 2 3	$630,134	$10,641	6.75%	$625,144	$9,719	6.22%
Federal funds sold	4,470	2	0.18%	3,396	16	1.88%
Interest-bearing deposits in other financial institutions	127	—	0.00%	2,975	38	5.11%
Investment securities 3 4	594,532	9,910	6.67%	500,323	8,493	6.79%
Stock of FHLB, at cost	18,850	—	6.00%	17,854	268	6.00%

Total interest-earning assets	1,248,113	20,553	6.59%	1,149,692	18,534	6.45%
Non-interest earning assets	31,518			15,329

Total assets	$1,279,631			$1,165,021

Liabilities and Stockholders’ Equity
Interest-bearing demand and savings	$243,750	$1,059	1.74%	$107,017	$860	3.21%
Time deposits	410,640	4,278	4.17%	473,594	5,815	4.91%
Securities sold under agreements to repurchase	130,000	1,421	4.37%	129,916	1,391	4.28%
Advances from FHLB	260,841	2,358	3.62%	363,218	3,429	3.78%
Other borrowings	136,562	134	0.39%	5,155	72	5.59%

Total interest-bearing liabilities	1,181,793	9,250	3.13%	1,078,900	11,567	4.29%
Noninterest-bearing demand deposits	4,416			899
Other interest-free liabilities	5,258			6,050
Stockholders’ equity	88,164			79,172

Total liabilities and stockholders’ equity	$1,279,631			$1,165,021

Net interest income		$11,303			$6,967

Net interest spread [5]			3.46%			2.16%
Net interest margin [6]			3.62%			2.42%

[1]	Annualized
[2]	Loans include loans held for sale, loan premiums and unearned fees.
[3]

Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

[4]	All investments are taxable.
[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[6]	Net interest margin represents net interest income annualized as a percentage of average interest-earning assets.

UNAUDITED

	For the Year Ended June 30,
	2009			2008
	Average Balance	Interest Income / Expense	Rates Earned / Paid	Average Balance	Interest Income / Expense	Rates Earned / Paid
	(Dollars in thousands)
Assets
Loans 1 2	$635,780	$41,782	6.57%	$550,307	$33,499	6.09%
Federal funds sold	4,008	34	0.85%	23,147	1,013	4.38%
Interest-bearing deposits in other financial institutions	442	15	3.39%	7,821	457	5.84%
Investment securities 2 3	535,918	35,753	6.67%	451,846	27,524	6.09%
Stock of FHLB, at cost	19,036	194	1.02%	14,205	808	5.69%

Total interest-earning assets	1,195,184	77,778	6.51%	1,047,326	63,301	6.04%
Non-interest earning assets	24,930			14,681

Total assets	$1,220,114			$1,062,007

Liabilities and Stockholders’ Equity
Interest-bearing demand and savings	$186,309	$4,583	2.46%	$76,028	$2,726	3.59%
Time deposits	433,410	19,400	4.48%	506,761	25,632	5.06%
Securities sold under agreements to repurchase	130,000	5,677	4.37%	118,497	5,137	4.34%
Advances from FHLB	333,327	11,385	3.42%	270,022	11,417	4.23%
Other borrowings	43,679	374	0.86%	5,155	369	7.16%

Total interest-bearing liabilities	1,126,725	41,419	3.68%	976,463	45,281	4.64%
Noninterest-bearing demand deposits	4,170			3,144
Other interest-free liabilities	6,014			5,553
Stockholders’ equity	83,205			76,847

Total liabilities and stockholders’ equity	$1,220,114			$1,062,007

Net interest income		$36,359			$18,020

Net interest spread [4]			2.83%			1.40%
Net interest margin [5]			3.04%			1.72%

[1]	Loans include loans held for sale, loan premiums and unearned fees.
[2]

Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

[3]	All investments are taxable.
[4]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
[5]	Net interest margin represents net interest income as a percentage of average interest-earning assets.